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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2003

                               FIFTH THIRD BANCORP
             (Exact name of registrant as specified in its charter)

                     Ohio                      0-8076            31-0854434
        (State or other jurisdiction         (Commission        (IRS Employer
             of incorporation)               File Number)    Identification No.)

                     Fifth Third Center
          38 Fountain Square Plaza, Cincinnati, Ohio                   45263
          (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (513) 534-5300

                                 Not Applicable
             (Former name or address, if changed since last report)

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Item 7.    Financial Statements and Exhibits

           Exhibit 99.1 - Management Discussion of Trends

Item 9.    Regulation FD Disclosure

     To assist investors, financial analysts and other interested parties in their analysis of Fifth Third Bancorp, the Registrant developed the document attached as Exhibit 99.1 to this Form 8-K. This document, incorporated herein by reference, is furnished, not filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  FIFTH THIRD BANCORP
                                                  (Registrant)



March 11, 2003                                    /s/ Neal E. Arnold
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                                                  Neal E. Arnold
                                                  Executive Vice President
                                                  and Chief Financial Officer